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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 1999
                                                           ------------

                              BUSH BOAKE ALLEN, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                   ----------
                 (State or other jurisdiction of incorporation)

          001-13030                                       13-2560391
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   (Commission File Number)                   (IRS Employer Identification No.)

               7 Mercedes Drive, Montvale, New Jersey 07645-1855
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                    (Address of principal executive offices)

                                 (201) 391-9870
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
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         On May 7, 1999, Bush Boake Allen Inc. issued a press release announcing changes in the Company's Board of Directors. These changes are related to the transfer of Union Camp Corporation's majority interest in Bush Boake Allen Inc. to International Paper Company by merger completed on April 30, 1999.

         The  reorganized  Board of Directors  contains the  following  members:
Peter L. Acton, Julian W. Boyden, L. Robert Pfund, James M. Reed, C. Wesley Smith, and William H. Trice. All such directors and C. Cato Ealy have been nominated for election by the Company's stockholders at the Annual Meeting on September 8, 1999.

         Bush Boake Allen Inc. also announced the resignation of George J. Sella, Jr. and Thomas R. Crane, Jr., both of whom served as directors since the Company became a public company in 1994.

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Item 7.  Exhibits
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         99.1    Press Release dated May 7, 1999.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BUSH BOAKE ALLEN INC.


Dated: May 12, 1999         By: ____________________________
                                 Dennis M. Meany
                                 Vice President, General Counsel and Secretary